EXHIBIT 32.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
       AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Georgian Bancorporation, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gordon
R. Teel, Chief Executive Officer of the Company, and Philip Ekern, Chief Financial Officer of the Company, respectively, do each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gordon R. Teel
------------------------------------
Gordon R. Teel
Chairman and Chief Executive Officer
March 24, 2004


/s/ Philip Ekern
------------------------------------
Philip Ekern
Senior Vice President and Chief Financial Officer
March 24, 2004


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